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                                                               Sub-Item 77Q1(a)

                                AMENDMENT NO. 1
                      TO THE SECOND AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                         SHORT-TERM INVESTMENTS TRUST

       This Amendment No. 1 (the "Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of Short-Term Investments Trust (the "Trust") amends, effective as of December 15, 2017, the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to change the name of Government & Agency Portfolio to Invesco Government & Agency Portfolio, Treasury Obligations Portfolio to Invesco Treasury Obligations Portfolio, Liquid Assets Portfolio to Invesco Liquid Assets Portfolio, STIC Prime Portfolio to Invesco STIC Prime Portfolio, Tax-Free Cash Reserve Portfolio to Invesco Tax-Free Cash Reserve Portfolio and Treasury Portfolio to Invesco Treasury Portfolio;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 1, 2017.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

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                                   EXHIBIT 1

                                  "SCHEDULE A
                         SHORT-TERM INVESTMENTS TRUST

 PORTFOLIO                              CLASSES OF EACH PORTFOLIO
 ---------                              -------------------------------------
 Invesco Government & Agency Portfolio  Cash Management Class
                                        Corporate Class
                                        Institutional Class
                                        Personal Investment Class
                                        Private Investment Class
                                        Reserve Class
                                        Resource Class

 Invesco Treasury Obligations Portfolio Cash Management Class
                                        Corporate Class
                                        Institutional Class
                                        Personal Investment Class
                                        Private Investment Class
                                        Reserve Class
                                        Resource Class

 Invesco Liquid Assets Portfolio        Cash Management Class
                                        Corporate Class
                                        Institutional Class
                                        Personal Investment Class
                                        Private Investment Class
                                        Reserve Class
                                        Resource Class

 Invesco STIC Prime Portfolio           Cash Management Class
                                        Corporate Class
                                        Institutional Class
                                        Personal Investment Class
                                        Private Investment Class
                                        Reserve Class
                                        Resource Class

 Invesco Tax-Free Cash Reserve          Cash Management Class
 Portfolio                              Corporate Class
                                        Institutional Class
                                        Personal Investment Class
                                        Private Investment Class
                                        Reserve Class
                                        Resource Class

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 Invesco Treasury Portfolio             Cash Management Class
                                        Corporate Class
                                        Institutional Class
                                        Personal Investment Class
                                        Private Investment Class
                                        Reserve Class
                                        Resource Class"